AXP(R)
                                                                        European
                                                                     Equity Fund

                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
 Funds

(icon of) compass

AXP European Equity Fund seeks to provide shareholders with capital appreciation.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

The New Old World

Europe is changing. Thanks to recent economic reforms, corporate restructuring and Europeans' increased appetite for stocks, the region's investment potential appears more promising than ever. AXP European Equity Fund aims to capitalize on that opportunity by investing in fast-growing companies in Europe's major markets.

Table of Contents

2001 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

From the Portfolio Managers                         3

Fund Facts                                          5

The 10 Largest Holdings                             6

Making the Most of the Fund                         7

The Fund's Long-term Performance                    8

Board Members and Officers                          9

Independent Auditors' Report                       11

Financial Statements                               12

Notes to Financial Statements                      15

Investments in Securities                          23

Federal Income Tax Information                     26

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2 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Gavin Corr
Gavin Corr
Portfolio manager

From the Portfolio Managers

European stock markets were in decline for most of the past 12 months, as concerns about a slowdown in economic growth and corporate profits took a substantial toll on share prices. For AXP European Equity Fund's Class A shares, the result was a loss of 32.23% (excluding the sales charge) for the fiscal year -- November 2000 through October 2001. This compares with a loss of 26.15% for the Lipper European Funds Index, which is commonly used to evaluate the performance of mutual funds such as this.

The pattern for the period was set at the start, as stocks stumbled badly in November of 2000, then stabilized for a time. That basic scenario was repeated three more times over the rest of the period, with stocks falling to ever-lower levels on each occasion, with the final drop being driven by September's terrorist attack in the U.S.

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3 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

(picture of) Claire Barnes
Claire Barnes
Portfolio manager

TECH LEADS LOSSES
While stocks in nearly all business sectors were affected, stocks of technology, telecommunications and media companies were under particular pressures, as investors turned increasingly negative on the companies' ability to generate profits in a weakening global economic environment.

Although not a major area of investment for the Fund, technology-related holdings clearly hurt its performance. Early in the period we managed to avoid some of tech's worst problems by reducing holdings in the hardware area and eliminating holdings in the semiconductor area. In turn, we added to "defensive" stocks such as food, heath care and utilities.

But as the period progressed, we came to the conclusion that Europe likely would weather the global economic slump relatively well. Therefore, we cut back investments in defensive stocks and added to holdings of "cyclical" stocks, which typically respond first and most to economic recovery. The primary areas of focus were technology, retailing and commodities such as oil, steel, paper and metals. That strategy backfired, however, as economic growth continued to deteriorate and the European banks were reluctant to reduce interest rates to try to reverse the trend. Late in the period, we re-adjusted the portfolio by reducing the cyclicals and adding more defensive stocks such as pharmaceuticals, but that proved to be a case of too little, too late.

Throughout the period, the bulk of the holdings were concentrated in four countries: the United Kingdom (the largest single-country exposure), France, Germany and Switzerland. The biggest change was an increase in U.K. investments.

Heading into the new fiscal year, the near-term outlook remains unpromising, given the ongoing sluggishness of European economies and the heightened uncertainty in the global investment environment stemming from the terrorist situation. Therefore, we continue to downplay the more aggressive growth areas such as technology, focusing instead on what we believe will be more resilient companies in the financial services, utilities and energy sectors.

Gavin Corr

Claire Barnes

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4 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $3.30
Oct. 31, 2000                                                     $4.90
Decrease                                                          $1.60

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $0.03
From long-term capital gains                                      $  --
Total distributions                                               $0.03
Total return*                                                   -32.23%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $3.27
Oct. 31, 2000                                                     $4.89
Decrease                                                          $1.62

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $0.03
From long-term capital gains                                      $  --
Total distributions                                               $0.03
Total return*                                                   -32.71%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $3.27
Oct. 31, 2000                                                     $4.88
Decrease                                                          $1.61

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $0.03
From long-term capital gains                                      $  --
Total distributions                                               $0.03
Total return*                                                   -32.57%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $3.31
Oct. 31, 2000                                                     $4.89
Decrease                                                          $1.58

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $0.03
From long-term capital gains                                      $  --
Total distributions                                               $0.03
Total return*                                                   -31.89%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                      Percent                   Value
                                  (of net assets)       (as of Oct. 31, 2001)

GlaxoSmithKline (United Kingdom)        4.8%                 $10,208,959
HSBC Holdings (United Kingdom)          3.9                    8,172,611
Vodafone Group (United Kingdom)         3.8                    8,030,231
UBS (Switzerland)                       3.7                    7,750,956
Novartis (Switzerland)                  3.6                    7,660,097
BP (United Kingdom)                     3.6                    7,625,930
Total Fina ELF (France)                 3.3                    7,096,274
Rio Tinto (United Kingdom)              2.7                    5,822,882
ENI (Italy)                             2.7                    5,803,042
Assicurazioni Generali (Italy)          2.4                    5,133,738

Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 34.5% of net assets

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6 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.



* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:
o   your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

The Fund's Long-term Performance

               Value of your $10,000 in AXP European Equity Fund
(line chart)

$20,000

                                                                          $6,323
                               MSCI Europe Index        AXP European Equity Fund
$9,425                                                                   Class A
                                              Lipper European Funds Index


7/1/00                          10/00                                      10/01

Average Annual Total Returns (as of Oct. 31, 2001)

                1 year                     Since inception*
Class A        -36.13%                        -28.83%
Class B        -35.38%                        -28.33%
Class C        -33.24%                        -26.14%
Class Y        -31.89%                        -25.47%

* Inception date was June 26, 2000.

Assumes: Holding period from 7/1/00 to 10/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $41. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited unmanaged performance indexes, the Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Funds Index. In comparing AXP European Equity Fund (Class A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index for European portfolios. It is compiled by MSCI in Geneva from a capitalization market of various European Countries. Income is included. The MSCI Europe Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper European Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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8 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT


Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15
Master Trust portfolios and 72 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute for                                                                 Association Inc.
Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Treasurer, Texaco Inc.
Texaco, Inc.                                                          since 1998. Prior to
2000 Westchester Avenue                                               that, director,
White Plains, NY 10650                                                International Operations
Born in 1944                                                          IBM Corp.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
050 One Financial Plaza                                               Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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9 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John M. Knight                         Treasurer since 1999           Vice president -
50005 AXP Financial Center                                            investment accounting of
Minneapolis, MN 55474                                                 AEFC
Born in 1952
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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10 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP INTERNATIONAL FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP European Equity Fund (a series of AXP International Fund, Inc.) as of October 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended October 31, 2001, and for the period from June 26, 2000 (when shares became publicly available) to October 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP European Equity Fund as of October 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 7, 2001

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11 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT



Financial Statements
Statement of assets and liabilities
AXP European Equity Fund

Oct. 31, 2001
Assets
Investments in securities, at value (Note 1)
   (identified cost $209,105,699)                                                                      $204,994,169
Capital shares receivable                                                                                     3,412
Dividends receivable                                                                                        468,400
Receivable for investment securities sold                                                                 9,279,658
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                          4,479
                                                                                                              -----
Total assets                                                                                            214,750,118
                                                                                                        -----------
Liabilities
Bank overdraft                                                                                              537,724
Payable for investment securities purchased                                                               1,986,327
Accrued investment management services fee                                                                    4,744
Accrued distribution fee                                                                                      2,899
Accrued transfer agency fee                                                                                     675
Accrued administrative services fee                                                                             356
Other accrued expenses                                                                                      153,147
                                                                                                            -------
Total liabilities                                                                                         2,685,872
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $212,064,246
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    643,960
Additional paid-in capital                                                                              306,601,145
Undistributed net investment income                                                                         103,498
Accumulated net realized gain (loss) (Note 8)                                                           (91,159,032)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies (Note 5)                                  (4,125,325)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $212,064,246
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $144,241,194
                                                            Class B                                    $ 65,519,454
                                                            Class C                                    $  2,261,324
                                                            Class Y                                    $     42,274
Net asset value per share of outstanding capital stock:     Class A shares         43,665,653          $       3.30
                                                            Class B shares         20,025,784          $       3.27
                                                            Class C shares            691,809          $       3.27
                                                            Class Y shares             12,782          $       3.31
                                                                                       ------          ------------

See accompanying notes to financial statements.

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12 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Statement of operations
AXP European Equity Fund

Year ended Oct. 31, 2001
Investment income
Income:
Dividends                                                                                              $  3,799,595
Interest                                                                                                  1,159,785
   Less foreign taxes withheld                                                                             (315,621)
                                                                                                           --------
Total income                                                                                              4,643,759
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        1,749,863
Distribution fee
   Class A                                                                                                  384,013
   Class B                                                                                                  688,391
   Class C                                                                                                   22,504
Transfer agency fee                                                                                         539,907
Incremental transfer agency fee
   Class A                                                                                                   40,733
   Class B                                                                                                   32,573
   Class C                                                                                                    1,260
Service fee -- Class Y                                                                                           55
Administrative services fees and expenses                                                                   136,777
Compensation of board members                                                                                 9,985
Custodian fees                                                                                              136,483
Printing and postage                                                                                         86,665
Registration fees                                                                                           135,744
Audit fees                                                                                                   14,250
Other                                                                                                         3,576
                                                                                                              -----
Total expenses                                                                                            3,982,779
   Expenses reimbursed by AEFC (Note 2)                                                                    (346,262)
                                                                                                           --------
                                                                                                          3,636,517
   Earnings credits on cash balances (Note 2)                                                                (8,391)
                                                                                                             ------
Total net expenses                                                                                        3,628,126
                                                                                                          ---------
Investment income (loss) -- net                                                                           1,015,633
                                                                                                          ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (89,037,010)
   Foreign currency transactions                                                                         (1,272,881)
   Futures contracts                                                                                        172,244
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (90,137,647)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                      (365,934)
                                                                                                           --------
Net gain (loss) on investments and foreign currencies                                                   (90,503,581)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(89,487,948)
                                                                                                       ============

See accompanying notes to financial statements.

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13 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP European Equity Fund

                                                                                Oct. 31, 2001        For the period
                                                                                   Year ended   from June 26, 2000*
                                                                                                   to Oct. 31, 2000

Operations and distributions
Investment income (loss) -- net                                                  $  1,015,633          $    132,904
Net realized gain (loss) on investments                                           (90,137,647)             (754,759)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (365,934)           (3,724,752)
                                                                                     --------            ----------
Net increase (decrease) in net assets resulting from operations                   (89,487,948)           (4,346,607)
                                                                                  -----------            ----------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                         (947,831)                   --
     Class B                                                                         (394,954)                   --
     Class C                                                                          (11,536)                   --
     Class Y                                                                             (366)                   --
                                                                                         ----                    --
Total distributions                                                                (1,354,687)                   --
                                                                                   ----------                    --
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        189,364,032            83,356,085
   Class B shares                                                                  68,679,307            41,840,566
   Class C shares                                                                   2,514,656             1,310,537
   Class Y shares                                                                       7,956                67,437
Reinvestment of distributions at net asset value
   Class A shares                                                                     944,279                    --
   Class B shares                                                                     393,915                    --
   Class C shares                                                                      11,518                    --
   Class Y shares                                                                         366                    --
Payments for redemptions
   Class A shares                                                                 (61,049,122)           (7,098,037)
   Class B shares (Note 2)                                                        (15,053,433)             (390,858)
   Class C shares (Note 2)                                                           (597,121)               (5,785)
   Class Y shares                                                                      (8,261)               (3,317)
                                                                                       ------                ------
Increase (decrease) in net assets from capital share transactions                 185,208,092           119,076,628
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                            94,365,457           114,730,021
Net assets at beginning of year                                                   117,698,789             2,968,768**
                                                                                  -----------             ---------
Net assets at end of year                                                        $212,064,246          $117,698,789
                                                                                 ============          ============
Undistributed net investment income                                              $    103,498          $          1
                                                                                 ------------          ------------

 * When shares became publicly available.
** Initial capital of $3,000,000 was contributed on June 21, 2000. The Fund had a decrease in net assets resulting from operations of $31,232 during the period from June 21, 2000 to June 26, 2000 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP European Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP International Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP International Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of European companies that offer growth potential. On June 21, 2000, American Express Financial Corporation (AEFC) invested $3,000,000 in the Fund which represented 598,200 shares for Class A, 600 shares for Class B, 600 shares for Class C and 600 shares for Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 26, 2000.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o   Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
16 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $912,136 and accumulated net realized loss has been decreased by $887,027 resulting in a net reclassification adjustment to increase paid-in capital by $25,109.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.80% to 0.675% annually. Beginning Jan. 2, 2001, the fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper European Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $47,778 for the year ended Oct. 31, 2001.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
17 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,178,492 for Class A, $43,558 for Class B and $1,571 for Class C for the year ended Oct. 31, 2001.

AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2001. Under this agreement, total expenses will not exceed 1.40% for Class A, 2.16% for Class B, 2.16% for Class C and 1.24% for Class Y. In addition, for the year ended Oct. 31, 2001, AEFC and American Express further voluntarily agreed to waive certain fees and expenses to 1.37% for Class A, 2.14% for Class B, 2.14% for Class C and 1.19% for Class Y.

During the year ended Oct. 31, 2001, the Fund's custodian and transfer agency fees were reduced by $8,391 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $790,094,155 and $606,430,001, respectively, for the year ended Oct. 31, 2001. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $123,202 for the year ended Oct. 31, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Year ended Oct. 31, 2001
                                             Class A          Class B            Class C         Class Y

Sold                                       44,101,232        15,955,667          589,613           1,733
Issued for reinvested distributions           204,390            85,634            2,504              79
Redeemed                                  (16,262,102)       (4,174,342)        (157,907)         (2,118)
                                          -----------        ----------         --------          ------
Net increase (decrease)                    28,043,520        11,866,959          434,210            (306)
                                           ----------        ----------          -------            ----

                                                           June 26, 2000* to Oct. 31, 2000
                                             Class A          Class B            Class C         Class Y

Sold                                       16,407,916         8,235,617          258,104          13,143
Issued for reinvested distributions                --                --               --              --
Redeemed                                   (1,383,983)          (77,392)          (1,105)           (655)
                                           ----------           -------           ------            ----
Net increase (decrease)                    15,023,933         8,158,225          256,999          12,488
                                           ----------         ---------          -------          ------

* When shares became publicly available.

5. FOREIGN CURRENCY CONTRACTS
As of Oct. 31, 2001, the Fund has a foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

Exchange date       Currency to                Currency to         Unrealized          Unrealized
                   be delivered                be received       appreciation        depreciation

Nov. 30, 2001           391,812                    440,461           $4,479                $--
                    U.S. Dollar     European Monetary Unit

Total                                                                $4,479                $--
                                                                     ------                ---

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had borrowings of $1,400,000 at a weighted average interest rate of 3.80% for the period Sept. 13, 2001 to Sept. 14, 2001.

7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

--------------------------------------------------------------------------------
19 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $86,850,064 as of Oct. 31, 2001, that will expire in 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2001       2000(b)
Net asset value, beginning of period                             $ 4.90        $4.95
                                                                 ------        -----
Income from investment operations:
Net investment income (loss)                                        .02           --
Net gains (losses) (both realized and unrealized)                 (1.59)        (.05)
                                                                  -----         ----
Total from investment operations                                  (1.57)        (.05)
                                                                  -----         ----
Less distributions:
Distributions from realized gains                                  (.03)          --
                                                                   ----         ----
Net asset value, end of period                                   $ 3.30        $4.90
                                                                 ------        -----

Ratios/supplemental data
Net assets, end of period (in millions)                            $144          $76
                                                                   ----          ---
Ratio of expenses to average daily net assets(c)                  1.37%(d)     1.34%(d,h)
                                                                  ----         ----
Ratio of net investment income (loss)
to average daily net assets                                        .69%        1.05%(h)
                                                                   ---         ----
Portfolio turnover rate (excluding short-term securities)          297%          52%
                                                                   ---           --
Total return(i)                                                 (32.23%)      (1.01%)
                                                                ------        -----
Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2001       2000(b)
Net asset value, beginning of period                             $ 4.89        $4.95
                                                                 ------        -----
Income from investment operations:
Net investment income (loss)                                         --           --
Net gains (losses) (both realized and unrealized)                 (1.59)        (.06)
                                                                  -----         ----
Total from investment operations                                  (1.59)        (.06)
                                                                  -----         ----
Less distributions:
Distributions from realized gains                                  (.03)          --
                                                                   ----         ----
Net asset value, end of period                                   $ 3.27        $4.89
                                                                 ------        -----

Ratios/supplemental data
Net assets, end of period (in millions)                             $66          $40
                                                                    ---          ---
Ratio of expenses to average daily net assets(c)                  2.14%(e)     2.12%(e,h)
                                                                  ----         ----
Ratio of net investment income (loss)
to average daily net assets                                       (.07%)        .05%(h)
                                                                  ----          ---
Portfolio turnover rate (excluding short-term securities)          297%          52%
                                                                   ---           --
Total return(i)                                                 (32.71%)      (1.21%)
                                                                ------        -----


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2001       2000(b)
Net asset value, beginning of period                             $ 4.88        $4.95
                                                                 ------        -----
Income from investment operations:
Net investment income (loss)                                         --           --
Net gains (losses) (both realized and unrealized)                 (1.58)        (.07)
                                                                  -----         ----
Total from investment operations                                  (1.58)        (.07)
                                                                  -----         ----
Less distributions:
Distributions from realized gains                                  (.03)          --
                                                                   ----         ----
Net asset value, end of period                                   $ 3.27        $4.88
                                                                 ------        -----

Ratios/supplemental data
Net assets, end of period (in millions)                              $2           $1
                                                                     --           --
Ratio of expenses to average daily net assets(c)                  2.14%(f)     2.12%(f,h)
                                                                  ----         ----
Ratio of net investment income (loss)
to average daily net assets                                       (.08%)        .15%(h)
                                                                  ----          ---
Portfolio turnover rate (excluding short-term securities)          297%          52%
                                                                   ---           --
Total return(i)                                                 (32.57%)      (1.41%)
                                                                ------        -----

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2001       2000(b)
Net asset value, beginning of period                             $ 4.89        $4.95
                                                                 ------        -----
Income from investment operations:
Net investment income (loss)                                        .03           --
Net gains (losses) (both realized and unrealized)                 (1.58)        (.06)
                                                                  -----         ----
Total from investment operations                                  (1.55)        (.06)
                                                                  -----         ----
Less distributions:
Distributions from realized gains                                  (.03)          --
                                                                   ----         ----
Net asset value, end of period                                   $ 3.31        $4.89
                                                                 ------        -----

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--
                                                                    ---          ---
Ratio of expenses to average daily net assets(c)                  1.19%(g)     1.18%(g,h)
                                                                  ----         ----
Ratio of net investment income (loss)
to average daily net assets                                        .84%        1.29%(h)
                                                                   ---         ----
Portfolio turnover rate (excluding short-term securities)          297%          52%
                                                                   ---           --
Total return(i)                                                 (31.89%)      (1.21%)
                                                                ------        -----


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.53% and 2.21% for the year ended Oct. 31, 2001 and for the period ended Oct. 31, 2000, respectively.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.30% and 2.98% for the year ended Oct. 31, 2001 and for the period ended Oct. 31, 2000, respectively.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.30% and 2.99% for the year ended Oct. 31, 2001 and for the period ended Oct. 31, 2000, respectively.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.35% and 2.09% for the year ended Oct. 31, 2001 and for the period ended Oct. 31, 2000, respectively.
(h) Adjusted to an annual basis.
(i) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
22 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Investments in Securities
AXP European Equity Fund

Oct. 31, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (96.7%)(c)
Issuer                                                Shares            Value(a)

Denmark (1.0%)
Health care
Novo Nordisk Cl B                                     52,050          $2,112,117

Finland (3.7%)
Communications equipment & services (2.2%)
Nokia                                                217,672           4,554,406

Paper & packaging (1.5%)
Stora Enso                                           263,436           3,203,236

France (13.4%)
Automotive & related (0.9%)
PSA Peugeot Citroen                                   44,514           1,810,233

Banks and savings & loans (2.1%)
BNP Paribas                                           54,487           4,534,661

Building materials & construction (3.5%)
Compagnie de Saint-Gobain                             15,182           2,112,698
Lafarge                                               56,735           5,043,688
Total                                                                  7,156,386

Energy (3.3%)
Total Fina ELF                                        50,504           7,096,274

Household products (2.3%)
Aventis                                               67,397           4,962,589

Leisure time & entertainment (1.3%)
Accor                                                 90,979           2,857,414

Germany (11.3%)
Automotive & related (0.9%)
Bayerische Motoren Werke                              60,777           1,805,385

Chemicals (0.7%)
BASF                                                  45,514           1,529,093

Computers & office equipment (0.8%)
SAP                                                   16,178           1,675,725

Health care (1.0%)
Schering                                              42,235           2,161,873

Insurance (4.2%)
Allianz                                               20,294           4,782,831
Muenchener Rueckversicherungs-Gesellschaft            15,983           4,217,994
Total                                                                  9,000,825

Utilities -- electric (1.8%)
E.On                                                  29,327           1,518,852
RWE                                                   57,703           2,276,421
Total                                                                  3,795,273

Utilities -- telephone (1.9%)
Deutsche Telekom                                     258,039           4,013,818

Italy (6.5%)
Banks and savings & loans (1.4%)
IntesaBci                                          1,226,027           2,871,133

Energy (2.7%)
ENI                                                  462,846           5,803,042

Insurance (2.4%)
Assicurazioni Generali                               187,183           5,133,738

Netherlands (5.6%)
Energy (1.3%)
Royal Dutch Petroleum                                 54,523           2,774,650

Industrial equipment & services (1.1%)
Koninklijke (Royal) Philips Electronics              105,220           2,392,036

Insurance (2.5%)
Aegon                                                 93,661           2,353,655
Fortis                                                44,010           1,042,527
ING Groep                                             75,332           1,879,487
Total                                                                  5,275,669

Textiles & apparel (0.7%)
Gucci Group                                           16,656           1,421,445

Portugal (0.2%)
Miscellaneous
Portugal Telecom                                      38,115             335,412

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Scotland (2.0%)
Banks and savings & loans
Royal Bank of Scotland Group                         174,896          $4,184,078

Spain (3.3%)
Banks and savings & loans (1.0%)

Banco Santander Central Hispano                      275,056           2,118,201

Utilities -- telephone (2.3%)
Telefonica                                           402,246           4,833,120

Switzerland (11.1%)
Banks and savings & loans (3.7%)
UBS                                                  166,643           7,750,956

Electronics (1.5%)
STMicroelectronics                                   112,417           3,179,374

Food (1.6%)
Nestle                                                16,025           3,326,888

Health care (3.6%)
Novartis                                             204,549           7,660,097

Retail (0.7%)
Compagnie Financiere Richemont                           714           1,421,091

United Kingdom (38.7%)
Aerospace & defense (1.2%)
Logica                                               235,683           2,550,088

Banks and savings & loans (6.7%)
Barclays                                             113,821           3,426,469
HSBC Holdings                                        745,802           8,172,611
Lloyds TSB Group                                     282,661           2,852,853
Total                                                                 14,451,933

Beverages & tobacco (1.2%)
British American Tobacco                             282,650           2,466,348

Communications equipment & services (4.8%)
GlaxoSmithKline                                      379,451          10,208,959

Energy (3.6%)
BP                                                   944,813           7,625,930

Insurance (1.5%)
CGNU                                                 270,531           3,245,824

Leisure time & entertainment (0.5%)
EMI Group                                            260,858           1,057,482

Media (3.8%)
British Sky Broadcasting Group                       440,588(b)        4,933,753
WPP Group                                            344,440           3,118,222
Total                                                                  8,051,975

Metals (3.8%)
BHP Billiton                                         507,594           2,159,217
Rio Tinto                                            358,773           5,822,882
Total                                                                  7,982,099

Miscellaneous (1.5%)
Boots                                                236,897           2,084,342
HBOS                                                  88,075             992,678
Total                                                                  3,077,020

Multi-industry conglomerates (1.0%)
Rentokil Initial                                     604,668           2,176,438

Retail (3.7%)
Marks & Spencer                                    1,029,562           4,297,229
Next                                                  71,913             908,827
Tesco                                                725,023           2,556,922
Total                                                                  7,762,978

Utilities -- electric (1.5%)
Innogy Holdings                                    1,043,967           3,104,803

Utilities -- telephone (4.0%)
British Telecommunications                            89,276             451,823
Vodafone Group                                     3,472,777           8,030,231
Total                                                                  8,482,054

Total common stocks
(Cost: $209,105,699)                                                $204,994,169

Total investments in securities
(Cost: $209,105,699)(d)                                             $204,994,169

See accompanying notes to investments in securities.

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24 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Foreign security values are stated in U.S. dollars.
(d) At Oct. 31, 2001, the cost of securities for federal income tax purposes was $213,414,667 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                        $  4,116,944
    Unrealized depreciation                                         (12,537,442)
                                                                    -----------
    Net unrealized depreciation                                    $ (8,420,498)
                                                                   ------------

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25 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP European Equity Fund
Fiscal year ended Oct. 31, 2001

Class A
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                           Per share
Dec. 21, 2000                                                           $0.02882
Total distributions                                                     $0.02882

The distribution of $0.02882 per share, payable Dec. 21, 2000, consisted of $0.02882 from net short-term gains.

Class B
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                           Per share
Dec. 21, 2000                                                           $0.02882
Total distributions                                                     $0.02882

The distribution of $0.02882 per share, payable Dec. 21, 2000, consisted of $0.02882 from net short-term gains.

Class C
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                           Per share
Dec. 21, 2000                                                           $0.02882
Total distributions                                                     $0.02882

The distribution of $0.02882 per share, payable Dec. 21, 2000, consisted of $0.02882 from net short-term gains.

Class Y
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                           Per share
Dec. 21, 2000                                                           $0.02882
Total distributions                                                     $0.02882

The distribution of $0.02882 per share, payable Dec. 21, 2000, consisted of $0.02882 from net short-term gains.

--------------------------------------------------------------------------------
26 AXP EUROPEAN EQUITY FUND -- ANNUAL REPORT

AXP European Equity Fund                                        PRSRT STD AUTO
70100 AXP Financial Center                                       U.S. POSTAGE
Minneapolis, MN 55474                                                PAID
                                                                   AMERICAN
americanexpress.com                                                EXPRESS

Ticker Symbol
Class A: AXEAX    Class B: AEEBX
Class C: N/A      Class Y: N/A


This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS
                                                                S-6006 D (12/01)